Exhibit 99.1

Edwards Lifesciences Corporation One Edwards Way • Irvine, CA USA • 92614 Phone: 949.250.2500 • Fax: 949.250.2525 www.edwards.com

FOR IMMEDIATE RELEASE

Media Contact: Sarah Huoh, 949-250-5070

Investor Contact: Mark Wilterding, 949-250-6826

PAUL LAVIOLETTE APPOINTED TO EDWARDS LIFESCIENCES BOARD OF DIRECTORS

IRVINE, Calif., July 15, 2020 – Edwards Lifesciences Corporation (NYSE: EW), the global leader in patient-focused innovations for structural heart disease and critical care monitoring, today announced that Paul A. LaViolette has been appointed to its board of directors. LaViolette has 40 years of experience in global medical technology, operating leadership and investing, serving in executive-level roles at companies including Boston Scientific Corp. and C.R. Bard Inc.

LaViolette is currently managing partner and chief operating officer of SV Health Investors LLC, a specialist healthcare fund management company. He also oversees its medical device investments.

“Paul is a highly respected and talented leader within the medical technology industry, and his experience working with both large, global organizations and start-ups provides him with a unique perspective on strategy and innovation,” said Michael A. Mussallem, Edwards’ chairman and CEO. “We are very pleased to welcome Paul to Edwards’ board, and we are confident that his breadth of experience within companies and on boards will enable him to be an immediate contributor, offering valuable insight to Edwards.”

Edwards announced in May the appointment of Ramona Sequeira to the board, and that Martha Marsh, a board member since 2015, would assume the role of lead independent director. With the appointment of LaViolette, Edwards’ board increases to nine directors.

About Edwards Lifesciences

Edwards Lifesciences, based in Irvine, Calif., is the global leader of patient-focused medical innovations for structural heart disease and critical care monitoring. We are driven by a passion for patients, dedicated to improving and enhancing lives through partnerships with clinicians and stakeholders across the global healthcare landscape. For more information, visit Edwards.com and follow us on Facebook, Instagram, LinkedIn, Twitter and YouTube.

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, but are not limited to, the statement made by Michael Mussallem. Forward-looking statements are based on estimates and assumptions made by management of the company and are believed to be reasonable, though they are inherently uncertain and difficult to predict. Our forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. Statements of past performance, efforts, or results about which inferences or assumptions may be made can also be forward-looking statements and are not indicative of future performance or results; these statements can be identified by the use of words such as “continued,” “transform,” “develop,” “preliminary,” “initial,” diligence,” “industry-leading,” “compliant,” “indications,” or “early feedback” or other forms of these words or similar words or expressions or the negative thereof. Investors are cautioned not to unduly rely on such forward-looking statements.

Forward-looking statements involve risks and uncertainties that could cause results to differ materially from those expressed or implied by the forward-looking statements based on a number of factors as detailed in the company’s filings with the Securities and Exchange Commission including its Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. These filings, along with important safety information about our products, may be found at edwards.com.

Edwards, Edwards Lifesciences and the stylized E logo are trademarks of Edwards Lifesciences Corporation and its affiliates. All other trademarks are the property of their respective owners. This statement is made on behalf of Edwards Lifesciences Corporation and its subsidiaries.

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